Exhibit 99.2 Investor Presentation September 6, 2022

Forward-Looking Statements The Company has made statements in this communication and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward- looking”. These forward-looking statements relate to the strategic investment by and long-term partnership with State Farm; anticipated financial performance; management’s plans and objectives for future operations; the successful development, commercialization, and timing of new or joint products; expected timing of product commercialization with State Farm or any changes thereto; the current or future market size for existing, new or joint products; any stated or implied outcomes with respect to the foregoing; and other matters. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “aims,” “envisions,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “objectives,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. The Company cautions that these statements are subject to risks and uncertainties, many of which are outside of the Company’s control, and could cause future events or results to be materially different from those stated or implied in this document, including among others, factors relating to the achievement of the potential benefits of the strategic investment by and long-term partnership with State Farm, including as a result of restrictions on, or required prior regulatory approval of, various actions by regulated insurers, risks and uncertainties related to the Company’s ability to successfully generate profitable revenue from new and existing partnerships, the Company’s ability to successfully commercialize any joint offerings with State Farm, the Company's ability to successfully utilize the incremental funding received from Google, the Company’s ability to continuously and successfully commercialize innovative offerings and risk factors that are described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission (“SEC”), including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Any forward-looking statement made in this communication speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Important Information The Offer described in this communication has not yet commenced, and this communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, the Company will file a tender offer statement on Schedule TO with the SEC. The solicitation and offer to buy the Common Stock and Class B Common Stock will only be made pursuant to the offer to purchase, letter of transmittal and the related tender offer documents (the “Offer Documents”) that the Company will send to its shareholders shortly after commencement of the Offer. Shareholders are strongly advised to read the Offer Documents (including any information incorporated by reference therein) that will be filed with the SEC, when they become available, because they will contain important information., including the various terms and conditions of the Offer. The Offer Documents and any information incorporated by reference therein will be available at no charge on the SEC’s website at www.sec.gov. In addition, the Offer Documents (once they become available) may be obtained free of charge from ADT’s website at investor.adt.com. 2

State Farm becomes a significant strategic investor in ADT Leading auto & home Most trusted brand in insurer in the U.S. World class smart home security ~90M total policies and accounts technology innovator and 13.7 million homeowners serving 6.5 million households policies in force • New integrated offering aims to deliver substantial customer value with smart home technology to detect and mitigate losses related to water, fire, intrusion and other homeownership related risks 1 • State Farm to invest $1.2 billion in ADT at $9.00 per share , acquiring approximately 15% of the company • Additionally, State Farm will invest up to $300 million in an opportunity fund to support product innovation, technology and marketing that seeks to differentiate and improve the customer experience for homeowners • Google commits an incremental $150 million, subject to the achievement of certain milestones, into a success fund in support of this opportunity to expand access for more customers to smart home innovation and technologies via new sales programs and other related activities 3 1. State Farm investment of $1.2 billion at $9 per share represents 17.6% premium based on 30-day VWAP of $7.65 through September 2, 2022.

Strong conviction in ADT's customer-focused strategy and growth potential

State Farm Investment	• **State Farm** to **invest $1.2 billion** to acquire 133.3 million shares at **$9 per share, 17.6% premium to market[1].** After their equity investment and the tender offer described below, State Farm will own ~15% of ADT[2] – **Additional $300 million commitment** to fund product/technology innovation, customer growth and marketing, with $100 million to be received on the date the equity purchase transaction closes[3] – State Farm will obtain a seat on ADT's Board of Directors and intends to designate Paul Smith, Executive Vice President and Chief Operating Officer of State Farm
Tender Offer	• **ADT** to commence **public self-tender** for up to 133.3 million shares of common stock at **$9 per share**, which will be funded by the proceeds from the State Farm equity issuance – Tender offer is expected to **offset any dilution** from State Farm's equity investment – Funds managed by **Apollo Global Management, ADT's majority shareholder, have committed to backstop the entire offering** to ensure a full subscription – **Google will not participate in the tender** – Transaction expected to close in early Q4 following HSR approval
Google Investment	• **Google** to **maintain 6% equity stake[2]** and **commit an additional $150 million** in support of this opportunity to expand access for more customers to smart home innovation and technologies via new sales programs and other related activities – **Incremental** to existing $150 million commitment from September 2020, bringing total to $300 million[3]

State Farm acquiring ownership stake of ~15% and Google maintaining its ownership stake of ~6% with a total of $600M committed to help drive growth and innovation

1. Premium based on 30-day VWAP of $7.65 through September 2, 2022.
2. Ownership stakes noted assume successful completion of tender offer. All share percentages are on an as-converted basis.
3. Google success funds are subject to achieving certain milestones.

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State Farm and Google are industry leaders and best-in-class partners for ADT World class Leading auto & home technology innovator insurer in the U.S. ~57,000 employees and Highly recognized consumer 100-year Helpful smart home platform 19,500 agents nationwide technology brand track record A++ State of the art A.I. & Highest rating Home solutions: connectivity, Relationships with machine learning capabilities from A.M. Best¹ entertainment, & energy 28.8M unique households 5 1. A.M.Best is the oldest provider of insurance ratings and financial data exclusively focused on the insurance industry. Rating is from 2021.

Our vision of these partnerships reinforces our long-term strategy outlined at our investor day Enable customers to better manage Accelerate penetration and unlock 1 2 the risks of everyday life and greater share of wallet in fast protect what matters most growing markets Build upon our success Advance path toward capital 5 3 integrating with state-of-the- efficient growth and innovation art technology from Google 4 Improve customer unit economics and financial upside 6

1. Enable customers to better manage the risks of everyday life and protect what matters most ADT’s immediate customer Severity Frequency notification and ability to rapidly notify emergency response Annual Losses services via 24/7 smoke and fire from Fire Damage monitoring can reduce or prevent Customer Benefits home damage and save lives ADT immediately Severity Frequency rd from an Integrated Solution notifies customers or 3 parties of leaks, pipe Annual Losses freezes and other water from Water damage before they Damage • Integrated smart home spread automation and protection delivers peace of mind Severity Frequency • Reduced loss / damage severity Annual Losses delivers premium savings from Home Break-Ins • Improved service delivery and ADT immediately notifies customers of customer experience suspicious activity and rapidly contacts authorities Utilizing ADT’s smart home devices to enable State Farm customers to early detect water, fire, and other in-home threats, and significantly deter external threats, delivering lower costs and peace of mind to customers 7 Note: Claim frequency and claim severity for average 2016-2020 homeowners multiple peril policies; Source: Insurance Information Institute

2. Accelerate penetration and unlock greater share of wallet in fast growing markets Partnership accelerates penetration and expands ADT’s addressable markets ~90M total policies and accounts and 13.7M homeowners policies Broader addressable market with expanded circle of protection that combines security, protection, and smart home capabilities $150 Billion (2025E ADT-Only TAM) $90 Billion 6.5 million ADT consumer and (2020A ADT-Only TAM) small business subscribers Upsell/cross-sell opportunity given State Farm’s scale 8 Source: Omdia, Parks Associates, Citi, ADT analysis

3. Advance path toward capital efficient growth and innovation CSB Subscribers Attrition Revenue Payback 7M+ 2.7x 16%+ 2.3x 2.2x 6.5M 13.1% 12.7% < 2.0x 6.4M ~12% 1 1 Pre-IPO 2021 2Q22 2025 Pre-IPO 2021 2Q22 2025 2021 2Q22 2025 Goals Goals Goals Nov 2021 Jan 2020 Aug 2020 and Jan 2022 Aug 2022 4Q 2022 Acquired our $750 million aggregate Entry into the fast- Joint venture to $1.5 billion aggregate largest dealer commitment toward growing expand safety commitment, utilizing partner creating next residential solar beyond the smart home technology to generation smart market home drive innovation in home security homeowners insurance 1 Pre-IPO refers to 2016 for revenue payback; attrition is as of the periods prior to the combination with Protection One in 2Q2016. 9 Note: Aggregate commitments for Google and State Farm reflect a combination of equity investment and success/opportunity funds. Google success funds are subject to the achievement of certain milestones. Note: 2025 goals do not represent actual guidance or projections.

4. Improve customer unit economics and financial upside ADT and State Farm partnership expected to drive significant long-term customer and financial benefits for both companies Increase Revenue Improve Cash Flow and Capital Efficiency Enhance Higher customer satisfaction Opportunity to leverage Customer with increased system utility Improve Product combined expertise in Retention developing home security Development solutions which deliver Efficiency superior customer value Expanded upsell/cross- Optimize sell opportunities with Upsell/Cross-sell additional security, smart home Opportunities and residential solar use cases Potential to reduce marginal Reduce Subscriber cost of new subscriber Potential to increase Increase additions through State Farm Acquisition Costs subscribers with a basic, Subscribers with subscriber base low-cost system to protect New against water, and intrusion Offerings perils 10

5. Build upon our success integrating with state-of-the-art technology from Google Customer Expansion Vertical Extension Enhanced Innovation Nest video + ADT analytics power new Significant opportunity to give more ADT monitoring scaled to new capabilities, including ADT’s patented customers access to Google Nest verticals and customer segments, solution to reduce false alarms and devices with ADT professional expanding portfolio of recurring improve response effectiveness installation, delivering “always on” revenue-generating products and security services – Attachment rates for Google-branded video doorbells, cameras, and thermostats are meaningfully higher than prior, white-label devices Google’s incremental $150 million commitment supports new channel expansion and validates conviction around the longer-term upside opportunities with the strategic partnership 11 Note: Google success funds are subject to the achievement of certain milestones.

In summary State Farm to become significant strategic investor in ADT, showing strong conviction in ADT’s customer- focused strategy and growth potential Potential to revolutionize smart home security and homeowners insurance with first-of-its-kind integrated offering Protect & Connect Total of up to $600 million committed by State Farm and Google to kick-start growth and innovation at ADT ADT’s unique partnerships with State Farm and Google reinforce our Investor Day strategy and provide more avenues to grow subscribers, strengthen brand loyalty, and lower customer acquisition costs 12